EXHIBIT 10.16
TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
     This TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (this “Trademark Agreement”), dated as of August 1, 2008, is by and between each of the undersigned (each individually, an “Assignor” and, collectively, the “Assignors”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as agent (in such capacity “Agent”) under the Loan Agreement (as defined below) acting for and on behalf of the Lenders (as defined in the Loan Agreement).
W I T N E S S E T H:
     WHEREAS, each Assignor is the owner of the entire right, title, and interest in and to its particular trademarks, trade names, terms, designs and applications therefor described in Exhibit A hereto and made a part hereof; and
     WHEREAS, Agent and the Lenders have entered or are about to enter into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers (as defined below), and certain affiliates of Borrowers as set forth in the Loan and Security Agreement, dated of even date herewith, by and among Hancock Fabrics, Inc, a Delaware corporation (“Parent”), HF Merchandising, Inc., a Delaware corporation (“Merchandising”), Hancock Fabrics of MI, Inc., a Delaware corporation (“Fabrics MI”), hancockfabrics.com, Inc., a Delaware corporation (“Fabrics.com”), Hancock Fabrics, LLC, a Delaware limited liability company (“Fabrics LLC”, and together with Parent, Merchandising, Fabrics MI and Fabrics.com, each individually a “Borrower” and, collectively, “Borrowers”), certain affiliates of Borrowers, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”); and
     WHEREAS, in order to induce Agent and Lenders to enter into the Loan Agreement and the other Financing Agreements and to make loans and advances and provide other financial accommodations to Borrowers pursuant thereto, each Assignor has agreed to grant to Agent certain collateral security as set forth herein.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby agrees as follows:

     1. GRANT OF SECURITY INTEREST
     As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations, each Assignor hereby grants to Agent, for itself and for the benefit of Lenders, a continuing security interest in and a general lien upon the following (being collectively referred to herein as the “Collateral”): (a) all of such Assignor’s now existing or hereafter acquired right, title, and interest in and to: (i) all of such Assignor’s trademarks, trade names, trade styles and service marks and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, including, without limitation, the trademarks, terms, designs and applications described in Exhibit A hereto, together with all rights and privileges arising under applicable law with respect to such Assignor’s use of any trademarks, trade names, trade styles and service marks, and all reissues, extensions, continuation and renewals thereof (all of the foregoing being collectively referred to herein as the “Trademarks”); and (ii) all prints and labels on which such trademarks, trade names, trade styles and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (c) all present and future license and distribution agreements (subject to the rights of the licensors therein) pertaining to the Trademarks; (d) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (e) the right to sue for past, present and future infringements thereof; (f) all rights corresponding thereto throughout the world; and (g) any and all other proceeds of any of the foregoing, including, without limitation, damages and payments or claims by such Assignor against third parties for past or future infringement of the Trademarks.
     2. OBLIGATIONS SECURED
     The security interest, lien and other interests granted to Agent, for the benefit of Lenders, pursuant to this Trademark Agreement shall secure the prompt performance, observance and payment in full of any and all Obligations.
     3. REPRESENTATIONS, WARRANTIES AND COVENANTS
     Each Assignor hereby represents, warrants and covenants with and to Agent the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):
     (a) Such Assignor shall pay and perform all of the Obligations according to their terms.
     (b) All of the existing Collateral owned or held by such Assignor is valid and subsisting in full force and effect, and such Assignor owns the sole, full and clear title thereto, and the right and power to grant the security interest and collateral assignment granted hereunder. Such Assignor shall, at such Assignor’s expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral owned or held by such Assignor consisting of

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registered Trademarks as registered trademarks and to maintain the existence of all of the Collateral owned or held by such Assignor as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The Collateral owned or held by such Assignor is not subject to any liens, claims, mortgages, assignments, licenses, security interests or encumbrances of any nature whatsoever, except: (i) the security interests granted hereunder and pursuant to the Loan Agreement, (ii) the security interests permitted under the Loan Agreement, and (iii) the licenses permitted under Section 3(e) below.
     (c) Such Assignor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral owned or held by such Assignor, or otherwise dispose of any of the Collateral owned or held by such Assignor, in each case without the prior written consent of Agent, except as otherwise permitted herein or in the Loan Agreement. Nothing in this Trademark Agreement shall be deemed a consent by Agent or any Lender to any such action, except as such action is expressly permitted hereunder.
     (d) Such Assignor shall, at such Assignor’s expense, promptly perform all acts and execute all documents requested at any time by Agent to evidence, perfect, maintain, record or enforce the security interest in and collateral assignment of the Collateral owned or held by such Assignor granted hereunder or to otherwise further the provisions of this Trademark Agreement. Such Assignor hereby authorizes Agent to execute and file one or more financing statements (or similar documents) with respect to the Collateral owned or held by such Assignor. Such Assignor further authorizes Agent to have this Trademark Agreement or any other similar security agreement filed with the Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.
     (e) As of the date hereof, such Assignor does not have any Trademarks registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in Exhibit A hereto, and such Assignor has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto.
     (f) Such Assignor shall, concurrently with the execution and delivery of this Trademark Agreement, execute and deliver to Agent five (5) originals of a Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral owned or held by such Assignor pursuant to Agent’s exercise of the rights and remedies granted to Agent hereunder.
     (g) Agent may, in its discretion, pay any amount or do any act which such Assignor fails to pay or do as required hereunder or as requested by Agent to preserve, defend, protect, maintain, record or enforce the Obligations, the Collateral owned or held by such Assignor, or the security interest and collateral assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, attorneys’ fees and legal expenses. Such Assignor shall be liable to Agent for any such payment, which payment shall be deemed an advance by Agent to Borrowers, shall be payable on demand together with interest at the rate then applicable to the indebtedness of Borrowers to Agent set forth in the Loan Agreement and shall be part of the Obligations secured hereby.

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     (h) Such Assignor shall not file any application for the registration of a Trademark with the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, unless such Assignor has given Agent prompt written notice of such action. If, after the date hereof, such Assignor shall (i) obtain any registered trademark or trade name, or apply for any such registration in the United States Patent and Trademark Office or in any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, or (ii) become the owner of any trademark registrations or applications for trademark registration used in the United States or any State thereof, political subdivision thereof or in any other country, the provisions of Section 1 hereof shall automatically apply thereto. Upon the request of Agent, such Assignor shall promptly execute and deliver to Agent any and all assignments, agreements, instruments, documents and such other papers as may be requested by Agent to evidence the security interest in and collateral assignment of such Trademark in favor of Agent.
     (i) Such Assignor has not abandoned any of such Assignor’s Trademarks, and such Assignor will not do any act, nor omit to do any act, whereby such Assignor’s Trademarks may become abandoned, invalidated, unenforceable, avoided, or avoidable. Such Assignor shall notify Agent immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to such Assignor’s Trademarks may become abandoned, canceled, invalidated, avoided, or avoidable.
     (j) Such Assignor shall render any assistance, as Agent shall determine is necessary, to Agent in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of such Assignor’s Trademarks as such Assignor’s exclusive property and to protect Agent’s interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.
     (k) No material infringement or unauthorized use presently is being made of any of such Assignor’s Trademarks that would adversely affect in any material respect the fair market value of the Collateral owned or held by such Assignor or the benefits of this Trademark Agreement granted to Agent and Lenders, including, without limitation, the validity, priority or perfection of the security interest granted herein or the remedies of Agent and Lenders hereunder. There has been no judgment holding any of such Assignor’s Trademarks invalid or unenforceable, in whole or part nor is the validity or enforceability of any of the Trademarks presently being questioned in any litigation or proceeding to which such Assignor is a party. Such Assignor shall promptly notify Agent if such Assignor (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design which infringes on any Trademark or is likely to cause confusion with any Trademark. If requested by Agent, such Assignor, at such Assignor’s expense, shall join with Agent in such action as Agent, in Agent’s discretion, may deem advisable for the protection of Agent’s interest in and to such Assignor’s Trademarks.
     (l) Such Assignor assumes all responsibility and liability arising from the use of such Assignor’s Trademarks, and such Assignor hereby indemnifies, jointly and severally with the other Assignors, and holds Agent and Lenders harmless from and against any claim, suit, loss, damage, or expense (including attorneys’ fees and legal expenses) arising out of any alleged

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defect in any product manufactured, promoted, or sold by such Assignor (or any affiliate or subsidiary thereof) in connection with such Assignor’s Trademarks or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Assignor (or any affiliate or subsidiary thereof). The foregoing indemnity shall survive the payment of the Obligations, the termination of this Trademark Agreement and the termination or non-renewal of the Loan Agreement.
     (m) Such Assignor shall promptly pay Agent and Lenders for any and all expenditures made by Agent pursuant to the provisions of this Trademark Agreement or for the defense, protection or enforcement of the Obligations, the Collateral owned or held by such Assignor, or the security interests and collateral assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and attorneys’ fees and legal expenses. Such expenditures shall be payable on demand, together with interest at the rate then applicable to the indebtedness of Borrowers to Agent set forth in the Loan Agreement and shall be part of the Obligations secured hereby.
     4. EVENTS OF DEFAULT
     All Obligations shall become immediately due and payable in full, in cash, without notice or demand, at the option of Agent, upon the occurrence of any Event of Default.
     5. RIGHTS AND REMEDIES
     At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Agent or any Lender, whether provided under this Trademark Agreement, the Loan Agreement, the other Financing Agreements, applicable law or otherwise, Agent shall have the following rights and remedies which may be exercised without notice to, or consent by, any Assignor except as such notice or consent is expressly provided for hereunder:
     (a) Agent may require that no Assignor nor any affiliate or subsidiary of any Assignor make any use of the Trademarks or any marks similar thereto for any purpose whatsoever. Agent may make use of any Trademarks for the sale of goods, completion of work-in-process or rendering of services or otherwise in connection with enforcing any other security interest granted to Agent by any Assignor or any subsidiary or affiliate of any Assignor or for such other reason as Agent may determine.
     (b) Agent may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Agent shall in its discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.
     (c) Agent may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to the applicable Assignor of intended disposition of Collateral is required by law, the giving of ten (10) days prior written notice to such Assignor of any proposed disposition shall be deemed reasonable notice thereof and each Assignor waives any other notice with respect thereto. Agent shall have the power to buy the Collateral or any part thereof, and Agent shall also have the power to

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execute assurances and perform all other acts which Agent may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, the Assignors shall be liable for any deficiency.
     (d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to the terms hereof, Agent may at any time execute and deliver on behalf of any Assignor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Assignors agree to pay Agent on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and attorneys’ fees and legal expenses. Assignors further agree that Agent and Lenders have no obligation to preserve rights to the Trademarks against any other parties.
     (e) Agent may first apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the costs and expenses thereof, including, without limitation, attorneys’ fees and all legal, travel and other expenses which may be incurred by Agent. Thereafter, Agent may apply any remaining proceeds to such of the Obligations as Agent may in its discretion determine. Assignors shall remain jointly and severally liable to Agent for any of the Obligations remaining unpaid after the application of such proceeds, and Assignors shall pay Agent on demand any such unpaid amount, together with interest at the rate then applicable to the indebtedness of Borrowers to Agent set forth in the Loan Agreement.
     (f) Each Assignor shall supply to Agent or to Agent’s designee, such Assignor’s knowledge and expertise relating to the manufacture, sale and distribution of the products and services bearing such Assignor’s Trademarks and such Assignor’s customer lists and other records relating to the Trademarks and the distribution thereof.
     (g) Nothing contained herein shall be construed as requiring Agent to take any such action at any time. All of Agent’s rights and remedies, whether provided under this Trademark Agreement, the other Financing Agreements, applicable law, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.
     6. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW
     (a) The validity, interpretation and enforcement of this Trademark Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or choice of law (other than Section 5-1401 and Section 5-1402 of the General Obligations Laws of the State of New York).
     (b) Each Assignor and Agent irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County and the United

6

States District Court for the Southern District of New York, whichever Agent may elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Trademark Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of such Assignor and Agent or any Lender in respect of this Trademark Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Agent shall have the right to bring any action or proceeding against any Assignor or its property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on the Collateral owned or held by such Assignor or to otherwise enforce its rights against such Assignor or its property).
     (c) Each Assignor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by U.S. certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed immediately upon receipt thereof by such Assignor, or, at Agent’s option, by service upon such Assignor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, such Assignor shall appear in answer to such process, failing which such Assignor shall be deemed in default and judgment may be entered by Agent against such Assignor for the amount of the claim and other relief requested.
     (d) EACH ASSIGNOR AND AGENT EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS TRADEMARK AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY ASSIGNOR AND AGENT OR ANY LENDER IN RESPECT OF THIS TRADEMARK AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH ASSIGNOR AND AGENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY ASSIGNOR OR AGENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS TRADEMARK AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY ASSIGNOR AND AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     (e) Notwithstanding any other provision contained herein, Agent and Lenders shall not have any liability to any Assignor (whether in tort, contract, equity or otherwise) for losses suffered by any Assignor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Trademark Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent or such Lenders that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Agent and Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good

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faith and with the exercise of ordinary care in the performance by it of the terms of this Trademark Agreement and the other Financing Agreements.
     7. MISCELLANEOUS
     (a) All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing by deposit (postage prepaid) in the U.S. mail. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

If to any Assignor:	c/o Hancock Fabrics, Inc. One Fashion Way Baldwyn, Mississippi 38824 Attention: Robert Driskell, CFO Telephone No.: (662) 365-6112 Telecopy No.: (662) 365-6025

with a copy to	Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
165 Madison Avenue
First Tennessee Building
Memphis, TN 38103
Attention: Sam D. Chafetz, Esq.
Telephone No.: (901) 577-2148
Telecopy No.: (901) 577-0854

If to Agent:	General Electric Capital Corporation 401 Merritt 7, P.O. Box 5201 Norwalk, CT 06856-5201 Attention: Hancock Fabrics Account Manager Telephone No.: (203) 956-4003 Telecopy No.: (203) 956-4598

with copies to
Bingham McCutchen LLP One Federal Street Boston, MA 02110 Attention: Robert A. J. Barry, Esq. Telephone No.: (617) 951-8624 Telecopy No.: (617) 951-8736
     (b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Assignors, Agent, any Lender and Borrowers

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pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words “hereof,” “herein,” “hereunder,” “this Trademark Agreement” and words of similar import when used in this Trademark Agreement shall refer to this Trademark Agreement as a whole and not any particular provision of this Trademark Agreement and as this Trademark Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 7(e) hereof or the provisions of the Loan Agreement.
     (c) This Trademark Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon each Assignor and its successors and assigns and inure to the benefit of and be enforceable by Agent and its successors and assigns.
     (d) If any provision of this Trademark Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Trademark Agreement as a whole, but this Trademark Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.
     (e) Neither this Trademark Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Agent. Agent shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent would otherwise have on any future occasion, whether similar in kind or otherwise.
     (f) This Trademark Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Trademark Agreement by telefacsimile or other means of electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Trademark Agreement. Any party delivering an executed counterpart of this Trademark Agreement by telefacsimile or other means of electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Trademark Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, each of the Assignors and Agent have executed this Trademark Agreement as of the day and year first above written.

HANCOCK FABRICS, INC.
By:	/s/ Robert W. Driskell
	Name:	Robert W. Driskell
	Title:	Senior Vice President and Chief Financial Officer

HF MERCHANDISING, INC.
By:	/s/ Robert W. Driskell
	Name:	Robert W. Driskell
	Title:	Senior Vice President and Chief Financial Officer

HANCOCK FABRICS OF MI, INC.
By:	/s/ Robert W. Driskell
	Name:	Robert W. Driskell
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Trademark Collateral and Security Agreement]

CERTIFICATE OF ACKNOWLEDGMENT
STATE OF                                                             ) ss.:
COUNTY OF                                                             )
     On this ___ day of ___, 2008, before me personally came                                                             , to me known, who being duly sworn, did depose and say, that he/she is the                                                              of Hancock Fabrics, Inc., HF Merchandising, Inc. and Hancock Fabrics of MI, Inc., each of the companies described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said companies.

(official signature and seal of Notary Public)

My commission expires:
[Acknowledgment to Trademark Collateral and Security Agreement for
Hancock Fabrics, Inc., Merchandising and Fabrics MI]

HANCOCKFABRICS.COM, INC.
By:	/s/ Robert W. Driskell
	Name:	Robert W. Driskell
	Title:	Treasurer

[Signature Page to Trademark Collateral and Security Agreement]

CERTIFICATE OF ACKNOWLEDGMENT
STATE OF                                                             ) ss.:
COUNTY OF                                                             )
     On this ___ day of ___, 2008, before me personally came                                                             , to me known, who being duly sworn, did depose and say, that he/she is the                                                              of hancockfabrics.com, Inc., each of the companies described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said companies.

(official signature and seal of Notary Public)

My commission expires:
[Acknowledgment to Trademark Collateral and Security Agreement for Fabrics.com]

HF ENTERPRISES, INC.
By:	/s/ Robert W. Driskell
	Name:	Robert W. Driskell
	Title:	Vice President

HF RESOURCES, INC.
By:	/s/ Robert W. Driskell
	Name:	Robert W. Driskell
	Title:	Vice President

[Signature Page to Trademark Collateral and Security Agreement]

CERTIFICATE OF ACKNOWLEDGMENT
STATE OF                                                             ) ss.:
COUNTY OF                                                             )
     On this ___day of ___, 2008, before me personally came                                                             , to me known, who being duly sworn, did depose and say, that he/she is the                                                              of HF Enterprises, Inc. and HF Resources, Inc., each of the companies described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said companies.

(official signature and seal of Notary Public)

My commission expires:
[Acknowledgment to Trademark Collateral and Security Agreement
for Enterprises and Resources]

HANCOCK FABRICS, LLC

By:	/s/ Larry D. Fair
Name:	Larry D. Fair
Title:	Treasurer
[Signature Page to Trademark Collateral and Security Agreement]

CERTIFICATE OF ACKNOWLEDGMENT
STATE OF                                                             ) ss.:
COUNTY OF                                                             )
     On this ___day of ___, 2008, before me personally came                                                             , to me known, who being duly sworn, did depose and say, that he/she is the                                                              of Hancock Fabrics, LLC, each of the companies described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said companies.

(official signature and seal of Notary Public)

My commission expires:
[Acknowledgment to Trademark Collateral and Security Agreement
for Hancock Fabrics, LLC]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
By:	/s/ Charles D. Chiodo
	Name:	Charles D. Chiodo
	Title:	Its Duly Authorized Signatory

[Signature Page to Trademark Collateral and Security Agreement]

TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)
     KNOW ALL MEN BY THESE PRESENTS, that HANCOCK FABRICS, INC. (“Assignor”), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547, hereby appoints and constitutes, severally, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (“Agent”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Assignor:
     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Assignor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.
     2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.
     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Assignor and Agent (the “Trademark Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations are paid in full in cash and the Trademark Agreement is terminated in writing by Agent.
Dated:                     , 2008

HANCOCK FABRICS, INC.
By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     On this ___day of                     , 2008, before me personally came                     , to me known, who being duly sworn, did depose and say, that he/she is the                      of                     , the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said company.

Notary Public
[Special Power of Attorney for Trademark Collateral and Security Agreement]

TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)
     KNOW ALL MEN BY THESE PRESENTS, that HF MERCHANDISING, INC. (“Assignor”), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547, hereby appoints and constitutes, severally, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (“Agent”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Assignor:
     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Assignor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.
     2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.
     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Assignor and Agent (the “Trademark Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations are paid in full in cash and the Trademark Agreement is terminated in writing by Agent.
Dated:                     , 2008

HF MERCHANDISING, INC.
By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     On this ___day of                     , 2008, before me personally came                     , to me known, who being duly sworn, did depose and say, that he/she is the                      of                     , the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said company.

Notary Public
[Special Power of Attorney for Trademark Collateral and Security Agreement]

TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)
     KNOW ALL MEN BY THESE PRESENTS, that HANCOCK FABRICS OF MI, INC. (“Assignor”), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547, hereby appoints and constitutes, severally, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (“Agent”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Assignor:
     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Assignor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.
     2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.
     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Assignor and Agent (the “Trademark Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations are paid in full in cash and the Trademark Agreement is terminated in writing by Agent.
Dated:                     , 2008

HANCOCK FABRICS OF MI, INC.
By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     On this ___day of                     , 2008, before me personally came                     , to me known, who being duly sworn, did depose and say, that he/she is the                      of                     , the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said company.

Notary Public
[Special Power of Attorney for Trademark Collateral and Security Agreement]

TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)
     KNOW ALL MEN BY THESE PRESENTS, that HANCOCKFABRICS.COM, INC. (“Assignor”), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547, hereby appoints and constitutes, severally, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (“Agent”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Assignor:
     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Assignor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.
     2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.
     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Assignor and Agent (the “Trademark Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations are paid in full in cash and the Trademark Agreement is terminated in writing by Agent.
Dated:                    , 2008

HANCOCKFABRICS.COM, INC.
By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     On this ___day of                     , 2008, before me personally came                     , to me known, who being duly sworn, did depose and say, that he/she is the                      of                     , the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said company.

Notary Public
[Special Power of Attorney for Trademark Collateral and Security Agreement]

TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)
     KNOW ALL MEN BY THESE PRESENTS, that HANCOCK FABRICS, LLC (“Assignor”), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547, hereby appoints and constitutes, severally, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (“Agent”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Assignor:
     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Assignor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.
     2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.
     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Assignor and Agent (the “Trademark Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations are paid in full in cash and the Trademark Agreement is terminated in writing by Agent.
Dated:                     , 2008

HANCOCK FABRICS, LLC
By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     On this ___ day of                     , 2008, before me personally came                     , to me known, who being duly sworn, did depose and say, that he/she is the                      of                     , the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said company.

Notary Public
[Special Power of Attorney for Trademark Collateral and Security Agreement]

TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)
     KNOW ALL MEN BY THESE PRESENTS, that HF ENTERPRISES, INC. (“Assignor”), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547, hereby appoints and constitutes, severally, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (“Agent”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Assignor:
     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Assignor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.
     2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.
     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Assignor and Agent (the “Trademark Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations are paid in full in cash and the Trademark Agreement is terminated in writing by Agent.
Dated:                     , 2008

HF ENTERPRISES, INC.
By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     On this ___ day of                     , 2008, before me personally came                     , to me known, who being duly sworn, did depose and say, that he/she is the                      of                     , the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said company.

Notary Public
[Special Power of Attorney for Trademark Collateral and Security Agreement]

TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)
     KNOW ALL MEN BY THESE PRESENTS, that HF RESOURCES, INC. (“Assignor”), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547, hereby appoints and constitutes, severally, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (“Agent”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Assignor:
     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Assignor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.
     2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.
     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Assignor and Agent (the “Trademark Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations are paid in full in cash and the Trademark Agreement is terminated in writing by Agent.
Dated:                     , 2008

HF RESOURCES, INC.
By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     On this ___ day of                     , 2008, before me personally came                     , to me known, who being duly sworn, did depose and say, that he/she is the                      of                     , the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said company.

Notary Public
[Special Power of Attorney for Trademark Collateral and Security Agreement]

EXHIBIT A
TO
TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
LIST OF TRADEMARKS AND TRADEMARK APPLICATIONS

Trademark		Registration	Registration	Expiration
Owner	Trademark	Number	Date	Date
HF Enterprises, Inc.	America’s Fabric Store	2,090,281	08/19/97	08/19/17
HF Enterprises, Inc.	Hancock Fabrics	2,161,840	06/02/98	06/02/18
HF Enterprises, Inc.	Lauren Hancock Collection	2,615,823	09/03/02	09/03/08
HF Enterprises, Inc.	Sew Perfect (tools)	1,971,704	04/30/96	04/30/16
HF Enterprises, Inc.	Sew Perfect (bobbins, needles, etc.)	1,971,703	04/30/96	04/30/16
HF Enterprises, Inc.	The Fabric Card	1,970,555	04/23/96	04/23/16
Hancock Fabric[s], Inc.	Buy Retail Add Detail	3,270,559	07/24/07	07/24/13
HF Enterprises, Inc.	Absolutely Cotton	3,157,181	10/17/06	10/17/12
HF Enterprises, Inc.	Hancock Fabrics - Canada	TMA594,330	11/07/03	11/07/18

Trademark	Trademark	Application/Serial	Application
Applicant	Application	Number	Date
Hancock Fabrics, Inc.	Wishes & Dreams	77/251,959	08/10/07

A-1

EXHIBIT B
TO
TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
LIST OF LICENSES
HF Enterprises, Inc. license of trademarks to Hancock Fabrics, Inc.

B-1

EXHIBIT C
TO
TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss.:
COUNTY OF	)
     KNOW ALL MEN BY THESE PRESENTS, that [                    ] (“Assignor”), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547, hereby appoints and constitutes, severally, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent (“Agent”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Assignor:
     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Assignor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.
     2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.
     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Assignor and Agent (the “Trademark Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations are paid in full in cash and the Trademark Agreement is terminated in writing by Agent.
[Remainder of page intentionally left blank]

C-1

Dated:                     , 2008

[ ]

By:

Title:

STATE OF	)
) ss.:
COUNTY OF	)
     On this ___ day of                     , 2008, before me personally came                     , to me known, who being duly sworn, did depose and say, that he/she is the                      of                     , the company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said company.

Notary Public